[UBS INVESTMENT BANK GRAPHIC]                                       EXHIBIT 99.9


                                     $705MM
                                  (Approximate)
                   MASTR Adjustable Rate Mortgages Trust 2005-2
                                    (Issuer)
                                   MARM 2005-2
                 Mortgage Asset Securitization Transactions, Inc.
                                   (Depositor)
                         UBS Real Estate Securities Inc.
                                  (Transferor)
                             Wells Fargo Bank, N.A.
                                (Master Servicer)
                 Mortgage Pass-Through Certificates, Series 2005-2


                                                                                                         Expected
               Initial Certificate                                          Initial W.A.     W.A.     Initial Rating
                    Principal        Initial Pass-                           Months to      Reset       of Offered
Class            Balance (1)(2)      Through Rate      Principal Types         Reset        Margin    Certificates(3)
------------   -------------------   -------------   --------------------   ------------   --------   ---------------
Offered
Certificates
Class 1-A-1       $[34,757,000]       [5.686]%(4)    Senior, Pass-Through             23   [2.300]%         AAA
Class 2-A-1       $[45,397,000]       [5.187]%(5)    Senior, Pass-Through             35   [1.925]%         AAA
Class 3-A-1      $[166,811,000]       [4.868]%(6)    Senior, Pass-Through             35   [1.904]%         AAA
Class 4-A-1       $[86,794,000]       [5.250]%(7)    Senior, Pass-Through             35   [1.886]%         AAA
Class 5-A-1      $[124,878,000]       [4.678]%(8)    Senior, Pass-Through             58   [1.953]%         AAA
Class 6-A-1       $[41,668,000]       [5.226]%(9)    Senior, Pass-Through             83   [1.888]%         AAA
Class 7-A-1       $[95,141,000]      [5.391]%(10)    Senior, Pass-Through             59   [1.886]%         AAA
Class A-LR                 $50         [TBD]%(11)      Senior, Residual              N/A     N/A            AAA
Class A-UR                 $50         [TBD]%(11)      Senior, Residual              N/A     N/A            AAA
Class B-1         $[18,146,000]      [5.063]%(12)        Subordinate                 TBD     [TBD]%          AA
Class B-2          $[8,595,000]      [5.063]%(12)        Subordinate                 TBD     [TBD]%           A
Class B-3          $[4,775,000]      [5.063]%(12)        Subordinate                 TBD     [TBD]%         BBB

Non-Offered
Certificates
Class B-4          $[5,729,000]      [5.063]%(12)        Subordinate                 TBD     [TBD]%          BB
Class B-5          $[3,183,000]      [5.063]%(12)        Subordinate                 TBD     [TBD]%           B
Class B-6          $[2,547,000]      [5.063]%(12)        Subordinate                 TBD     [TBD]%          NR

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Securities LLC. Neither the issuer of Certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. Any information contained herein relating to the mortgage loans will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.
--------------------------------------------------------------------------------


(1) Approximate, subject to adjustment as described in the prospectus supplement.

(2)   Assumes variance of +/- 5%.

(3) Ratings on the senior certificates are expected from two of the following three rating agencies: Fitch, Moody's and S&P. Ratings on the subordinate certificates are expected from one of the three above rating agencies.

(4) The pass-through rate for the Class 1-A-1 certificates for each distribution date will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the first loan group, weighted on the basis of the outstanding principal balances of the loans in the first loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date).

(5) The pass-through rate for the Class 2-A-1 certificates for each distribution date will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the second loan group, weighted on the basis of the outstanding principal balances of the loans in the second loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date).

(6) The pass-through rate for the Class 3-A-1 certificates for each distribution date will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the third loan group, weighted on the basis of the outstanding principal balances of the loans in the third loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date).

(7) The pass-through rate for the Class 4-A-1 certificates for each distribution date will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the fourth loan group, weighted on the basis of the outstanding principal balances of the loans in the fourth loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date).

(8) The pass-through rate for the Class 5-A-1 certificates for each distribution date will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the fifth loan group, weighted on the basis of the outstanding principal balances of the loans in the fifth loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date).

(9) The pass-through rate for the Class 6-A-1 certificates for each distribution date will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the sixth loan group, weighted on the basis of the outstanding principal balances of the loans in the sixth loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date).

(10) The pass-through rate for the Class 7-A-1 certificates for each distribution date will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the seventh loan group, weighted on the basis of the outstanding principal balances of the loans in the seventh loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date) .

(11) The pass-through rate for the Class A-LR and Class A-UR certificates for each distribution date will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the first loan group, weighted on the basis of the outstanding principal balances of the loans in the first loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date) .

(12) The pass through rate for the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 certificates for each distribution date will be a per annum rate equal to the weighted average (weighted on the basis of the portion of the aggregate principal balance of the subordinate certificates attributable to each loan group as of the first day of the month immediately prior to the month in which the relevant distribution date and taking into account scheduled payments of principal on that date) of the weighted average of the net mortgage rates on the loans in each loan group weighted on the basis of the outstanding principal balances of the loans in the related group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled principal payments on that date) .

Summary

Relevant Parties

   Issuer................................... MASTR Adjustable Rate Mortgages
                                             Trust 2005-2.

   Depositor................................ Mortgage Asset Securitization
                                             Transactions, Inc., a Delaware
                                             corporation. The depositor's
                                             address is 1285 Avenue of the
                                             Americas, New York, New York 10019,
                                             telephone number (212) 713-2000.
                                             See "The Depositor" in the
                                             prospectus.

   Master Servicer and

   Trust Administrator...................... Wells Fargo  Bank,  N.A.  Wells
                                             Fargo  Bank,  N.A. maintains  an
                                             office  at 9062 Old Annapolis Road,
                                             Columbia, Maryland 21045. See "The
                                             Master Servicer and the Servicers--
                                             The Master Servicer" in the
                                             prospectus supplement.

   Transferor............................... UBS Real Estate Securities Inc. The
                                             transferor's address is 1285 Avenue
                                             of the Americas, New York, New York
                                             10019, telephone number (212) 713-
                                             2000.

   Trustee.................................. TBD

Relevant Dates

   Cut-Off Date............................. February 1, 2005.

   Closing Date............................. On or about February 25, 2005.

   Investor Settle Date..................... On or about February 28, 2005.

   Distribution Date........................ The 25th day of each  month  or, if that day is not a business  day,
                                             the next business day, beginning in
                                             March 2005.

  Interest Accrual Period................... For each class of certificates, the calendar month immediately  prior
                                             to the month in which the relevant
                                             distribution date occurs.

Optional Termination........................ The master servicer may, at its option, purchase all but not less
                                             than all of the loans in the trust
                                             on any distribution date on or
                                             after the first date on which the
                                             current aggregate scheduled
                                             principal balance, as of that date
                                             of determination, is less than 5%
                                             of the aggregate scheduled
                                             principal balance of the loans as
                                             of the cut-off date.

Credit Enhancement.......................... Credit enhancements may reduce the harm caused to holders of
                                             certificates by shortfalls in
                                             payments collected on the loans.
                                             Credit enhancements can reduce the
                                             effect of shortfalls on all classes
                                             of offered certificates, or they
                                             can allocate shortfalls so they
                                             affect some classes before others.

                                             Subordination. All senior
                                             certificates will receive
                                             distributions of interest and
                                             principal, as applicable, before
                                             the subordinate certificates are
                                             entitled to receive distributions
                                             of interest or principal. In
                                             addition, each class of subordinate
                                             certificates will receive
                                             distributions of interest and
                                             principal prior to any other class
                                             of subordinate certificates with a
                                             higher alphanumerical class
                                             designation. The subordinate
                                             certificates, in reverse order of
                                             alphanumerical class designation,
                                             will absorb most losses on all
                                             mortgage loans, other than certain
                                             excess losses, prior to other
                                             classes of certificates.

Last Scheduled
Distribution Date........................... [March] 25, 2035.

Collateral.................................. The Trust's main source of funds for making distributions on the
                                             certificates will be collections on
                                             seven pools of closed-end,
                                             adjustable-rate loans secured by
                                             first mortgages or deeds of trust
                                             on residential one- to four-family
                                             properties.

Tax Status.................................. Elections will be made to treat the assets of the trust as three
                                             separate real estate mortgage
                                             investment conduits or REMICs
                                             designated as the Upper-Tier REMIC,
                                             the Middle-Tier REMIC and the
                                             Lower-Tier REMIC, respectively. The
                                             offered certificates, other than
                                             the Class A-UR and Class A-LR
                                             certificates, will be treated as
                                             debt instruments of a REMIC for
                                             federal income tax purposes. The
                                             Class A-UR certificates will be
                                             treated as the residual interests
                                             in each of the Upper-Tier REMIC and
                                             the Middle-Tier REMIC. The Class
                                             A-LR certificates will be treated
                                             as the residual interests in the
                                             Lower-Tier REMIC.

ERISA Considerations........................ If you are a fiduciary of any retirement plan or other employee
                                             benefit arrangement subject to the
                                             Employee Retirement Income Security
                                             Act of 1974, as amended, or Section
                                             4975 of the Internal Revenue Code
                                             of 1986, you should consult with
                                             counsel as to whether you can buy
                                             or hold an offered certificate. The
                                             residual certificates may not be
                                             purchased or transferred to such a
                                             plan.


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Securities LLC. Neither the issuer of Certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. Any information contained herein relating to the mortgage loans will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.
--------------------------------------------------------------------------------